UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

November 6, 2014

____________________________

Ironclad Performance Wear Corporation

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation or Organization)

0-51365 (Commission File Number)		98-0434104 (IRS Employer Identification No.)
1920 Hutton Court, Suite 300 Farmers Branch, TX 75234 (Address of Principal Executive Offices and zip code)

(310) 643-7800

(Registrant’s telephone
number, including area code)

2201 Park Place, Suite 101 El Segundo, CA 90245 (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 6, 2014, the Registrant issued a press release regarding its financial results for the third quarter ended September 30, 2014. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

In addition, a conference call to discuss the second quarter’s results will be held at 3:30 p.m. Central Time (4:30 p.m. Eastern Time) on November 6, 2014, hosted by the Registrant’s Chief Executive Officer, Jeffrey Cordes, and Executive Vice President and Chief Financial Officer, William Aisenberg, and including the participation of other members of management. The conference call will be broadcast simultaneously and available for replay at: http://public.viavid.com/player/index.php?id=111736 and also via the landing page of the Registrant’s website at www.ironclad.com.

To participate in the conference call, interested parties should dial (877) 440-5803 (conference identification number 5095218) five to ten minutes prior to the call. International callers should dial 1 + (719) 325-4744 and use the same conference identification number. If you are unable to participate in the live call, a replay will be available from November 6th at 7:30 p.m. Eastern Time through midnight Eastern Time on December 6, 2014. To access the replay, dial (877) 870-5176 (passcode: 5095218). International callers should dial 1+ (858) 384-5517 and use the same passcode.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

The disclosure under Item 2.02 above is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press release entitled “Ironclad Performance Wear Reports Third Quarter 13% Sales Increase and 26% Gross Profit Increase Over Prior Year” dated November 6, 2014.*

* Furnished, not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONCLAD PERFORMANCE WEAR CORPORATION

Date: November 6, 2014

By: /s/ William Aisenberg_________________________

William Aisenberg

Executive Vice President & Chief Financial Officer